Alliance Municipal Trust
This is filed pursuant to Rule 497(e).
File Nos. 2-79807 and 811-03586.

-------------------------------------------------------------------------------
                                    YIELDS
  For current recorded yield information on the Funds, call toll-free (800) 221-9513.
-------------------------------------------------------------------------------

  The Funds are openend management investment companies with investment objectives of safety, liquidity and maximum current income (in the case of Alliance Municipal TrustCalifornia, exempt from Federal and State income taxes) to the extent consistent with the first two objectives. Alliance Treasury Reserves is diversified. The California Portfolio of Alliance Municipal Trust is nondiversified, and is offered only to residents of California. This prospectus sets forth the information about each Fund that a prospective investor should know before investing. Please retain it for future reference.

  AN INVESTMENT IN A FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  A "Statement of Additional Information" for each Fund dated November 1, 1995, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by contacting your Account Executive.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                   CONTENTS
                                   --------
            Expense Information...................................   2
            Financial Highlights..................................   3
            Investment Objectives and Policies....................   4
            Purchase and Redemption of Shares.....................   5
            Additional Information................................   6
--------------------------------------------------------------------------------


                           [LOGO] STONE & YOUNGBERG
                                  Established 1931

                            CASH MANAGEMENT SERVICE


                          ALLIANCE TREASURY RESERVES


                           ALLIANCE MUNICIPAL TRUST
                            ~  CALIFORNIA PORTFOLIO




                          Prospectus November 1, 1995

-------------------------------------------------------------------------------
                              EXPENSE INFORMATION
-------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

  The Funds have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

   ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets, after expense         ATR   AMT-CA
    reimbursement)                                                ----  ------
     Management Fees.............................................  .50%   .50%
     12b-1 Fees..................................................  .20    .25
     Other Expenses..............................................  .30    .25
     Total Fund Operating Expenses............................... 1.00%  1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   ATR.......................................... $  10    $32     $55     $122
   AMT--California.............................. $  10    $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table for ATR are net of the contractual reimbursement by the Adviser described in this prospectus. The ex-penses of such Portfolio before expense reimbursements, would be: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.30% and Total Operating Ex-penses--1.05%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)
-------------------------------------------------------------------------------
  The following tables have been audited by McGladrey & Pullen LLP, each of the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in each Fund's Statement of Additional Information. Further information about a Fund's performance is contained in each Fund's annual report, which is available without charge upon request.

                                                           SEPTEMBER 1, 1993(A)
                                              YEAR ENDED         THROUGH
                                             JUNE 30, 1995    JUNE 30, 1994
ALLIANCE TREASURY RESERVES                   ------------- --------------------
Net asset value, beginning of period........   $   1.00          $  1.00
                                               --------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................      .0460            .0260
                                               --------          -------
LESS: DISTRIBUTIONS
Dividends from net investment income........     (.0460)          (.0260)
                                               --------          -------
Net asset value, end of period..............   $   1.00          $  1.00
                                               ========          =======
TOTAL RETURNS
Total investment return based on: net asset
 value (b)..................................       4.71%            3.18%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)......   $493,702          $80,720
Ratio to average net assets of:
 Expenses, net of waivers and reimburse-
  ments.....................................        .69%             .28%(c)
 Expenses, before waivers and reimburse-
  ments.....................................       1.05%            1.28%(c)
 Net investment income (d)..................       4.86%            3.24%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of waivers and reimbursements.

                                                          CALIFORNIA PORTFOLIO
                          ---------------------------------------------------------------------------------------------
                                           YEAR ENDED JUNE 30,                         SIX MONTHS      JUNE 2, 1988(A)
                          ----------------------------------------------------------      ENDED            THROUGH
                            1995      1994      1993      1992      1991      1990    JUNE 30, 1989   DECEMBER 31, 1988
ALLIANCE MUNICIPAL TRUST  --------  --------  --------  --------  --------  --------  -------------   -----------------
Net asset value,
 beginning of period....  $   1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00            $ 1.00
                          --------  --------  --------  --------  --------  --------    --------          --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      .027      .018      .020      .032      .043      .050        .029              .030
                          --------  --------  --------  --------  --------  --------    --------          --------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....     (.027)    (.018)    (.020)    (.032)    (.043)    (.050)      (.029)            (.030)
                          --------  --------  --------  --------  --------  --------    --------          --------
 Net asset value, end of
  period................  $   1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00            $ 1.00
                          ========  ========  ========  ========  ========  ========    ========          ========
TOTAL RETURNS
 Total investment return
  based on net asset
  value(b)..............      2.78%     1.83%     2.05%     3.26%     4.43%     5.17%       6.02%(c)          5.20%(c)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............  $236,479  $219,673  $156,200  $121,317  $111,957  $104,097    $242,124          $103,390
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........       .93%      .93%      .93%      .95%     1.00%      .99%        .92%(c)           .89%(c)
 Expenses, before
  waivers and
  reimbursements........      1.01%     1.02%     1.02%     1.05%     1.10%     1.09%       1.02%(c)          1.10%(c)
 Net investment
  income(d).............      2.75%     1.82%     2.01%     3.18%     4.32%     5.03%       5.90%(c)          5.21%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

  From time to time each Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. For ATR dividends for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 4.97%, equivalent to an effective yield of 5.10%. Absent such reimbursement, the annualized yield for such period would have been 4.72%, equivalent to an effective yield of 4.85%. Dividends for AMT-California for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 3.18%, equivalent to an effective yield of 3.23%. Absent expense reimbursement, the annualized yield for this period would have been 3.13%, equivalent to an effective yield of 3.18%.

-------------------------------------------------------------------------------
                      INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------

  The investment objectives of each of the Funds are--in the following order of priority--safety of principal, excellent liquidity and, to the extent con-sistent with the first two objectives, maximum current income (exempt from in-come taxation to the extent described below in the case of AMT-California). As a matter of fundamental policy, each Fund pursues its objectives by maintain-ing a portfolio of high-quality money market securities all of which at the time of investment have remaining maturities of one year (397 days with re-spect to ATR) or less, which maturities may extend to 397 days. While the fun-damental policies described above and the "other fundamental investment poli-cies" described below may not be changed without shareholder approval, each Fund may upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional classes of shares in or-der to establish portfolios which may have different investment objectives. There can be no assurance that any Fund's objectives will be achieved.

  The Funds will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended from time to time (the "1940 Act"), including the diversity, quality and maturity limitations imposed by the Rule. The average maturity of each Fund's portfolio cannot exceed 90 days. A more detailed description of Rule 2a-7 is set forth in each Fund's Statement of Additional Information.

ALLIANCE TREASURY RESERVES

  The securities in which Alliance Treasury Reserves ("ATR") invests are: (1) issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities or State Street Bank and Trust Company, ATR's Custodian. For each repurchase agreement, ATR requires continual mainte-nance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event of a dealer default, ATR might suffer a loss to the extent that the proceeds from the sale of the col-lateral were less than the repurchase price. ATR may commit up to 15% of its net assets to the purchase of when-issued U.S. Treasury securities. Delivery and payment for when-issued securities takes place after the transaction date. The payment amount and the interest rate that will be received on the securi-ties are fixed on the transaction date. The value of such securities may fluc-tuate prior to their settlement, thereby creating an unrealized gain or loss to ATR.

  Other Fundamental Investment Policies. To maintain portfolio diversification and reduce investment risk, ATR may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggre-gate amounts not exceeding 10% of its assets and to be used exclusively to fa-cilitate the or-derly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and it will not purchase any investment while any such borrowings exist; or (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to se-cure such borrowings.

ALLIANCE MUNICIPAL TRUST

  The investment objectives of AMT-California are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. Except when such Portfolio assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of such Portfolio's total assets will be invested in municipal securities (as opposed to the taxable investments described below). Normally, substantially all of such Portfolio's income will be tax-exempt as described below (e.g., for 1994, 100% of the income of such Portfolio was exempt from Federal income taxes).

  The California Portfolio seeks maximum current income that is exempt from Federal and California state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of California or its political subdivisions.

  AMT-California may invest without limitation in tax-exempt municipal securi-ties subject to the alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal secu-rities. See below, "Daily Dividends, Other Distributions, Taxes."

Check-Writing Service

Complete the Signature Card. A supply of free checks will be sent to you shortly.

SEND THIS COMPLETED FORM TO:
STONE & YOUNGBERG
ATTN:  CASHIER DEPT.
50 CALIFORNIA STREET
STE. 3500
SAN FRANCISCO, CA 94111



                                   ALLIANCE
--------------------------------------------------------------------------------
BROKER DEALER

                               STONE & YOUNGBERG
--------------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED

--------------------------------------------------------------------------------
ACCOUNT ADDRESS               Street                 City     State     Zip Code

--------------------------------------------------------------------------------
ACCOUNT SOCIAL SECURITY NO. OR TAXPAYER IDENTIFICATION NO.

--------------------------------------------------------------------------------
AUTHRIZED SIGNATURE(S)

1.   ..................................     2.   ...............................
 FUND ACCOUNT NAME                           FUND ACCOUNT NO.
                                               74
 ......................................      ...................................
                     To be completed by Stone & Youngberg

Joint Accounts check one:           [_]  Either owner is authorized to sign
                                         Redemption Checks

                                    [_]  All owners are required to sign
                                         Redemption Checks.
                                    (If no box is checked, only one signature will be required.)
Checkbooks are not transferable to other accounts. If you change account numbers or change funds, you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY         Subject to conditions printed on the
                                            reverse side
================================================================================
SIGNATURE GUARANTEED BY (see reverse side)

 ..............................................
(Name of Bank Firm)

 ..............................................
(Name of Officer & Title)

--------------------------------------------------------------------------------

The payment of funds ia authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Alliance mutual fund as to which the Depositor has arranged to redeem shares by check-writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank has the right not to honor checks which do not meet the Bank's normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.

SEND THIS COMPLETED FORM TO:
Stone & Youngberg
Attn:  Cashier Dept.
50 California Street
Ste. 3500
San Francisco, CA 94111

  There can be no assurance that AMT-California will achieve its investment objectives. Potential investors in AMT-California should consider the greater risk of the concentration of such Portfolio versus the safety that comes with less concentrated investments and should compare yields available on portfo-lios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Ad-viser believes that by maintaining AMT-California's investments in liquid, short-term, high quality investments, the Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state. See the Statement of Additional Information for a more detailed discus-sion of the financial condition of California.

  Municipal Securities. The municipal securities in which AMT-California in-vests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various sea-sonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are se-cured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

  AMT-California may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of AMT-California to maintain a stable net as-set value. Variable rate securities purchased may include participation inter-ests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. The letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of a Portfolio's total assets.

  AMT-California's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corpora-tion (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of compara-ble quality. Securities must also meet credit standards applied by the Adviser.

  AMT-California also may invest in stand-by commitments, which may involve certain expenses and risks, but such commitments are not expected to comprise more than 5% of the Portfolio's net assets. AMT-California may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custodian will maintain, in a separate account of AMT-California, liquid high-grade debt securities having value equal to, or greater than, such when-issued securities. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the pur-chase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to a AMT-Cali-fornia.

  Taxable Investments. The taxable investments in which AMT-California may invest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

  Other Fundamental Investment Policies. To reduce investment risk, AMT-Cali-fornia may not invest more than 25% of its total assets in municipal securi-ties whose issuers are located in the same state, and AMT-California may in-vest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; AMT-California may not invest more than 5% of its total assets in the securities of any one is-suer except the U.S. Government, although AMT-California may invest 50% of its respective total assets in as few as four issuers (but no more than 25% of to-tal assets in any one issuer); and AMT-California may not purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

-------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
-------------------------------------------------------------------------------

OPENING ACCOUNTS

  Instruct your Account Executive to use ATR or AMT-California in conjunction with your brokerage account. There is a $250 minimum initial investment.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH STONE & YOUNGBERG

  Mail or deliver your check or negotiable draft payable to Stone & Youngberg, which will deposit it into the Fund(s). Please indicate your Stone & Youngberg brokerage account number on the check or draft.

 B. BY SWEEP

  Stone & Youngberg has available an automatic "sweep" to the Fund(s) for its customers' brokerage accounts. Proceeds from sale transactions, as well as other credit balances in your Stone & Youngberg brokerage account, will be swept into your money market fund daily.

 C. CUSTOMER SERVICE DESK

  Questions regarding purchases or sales of the Fund(s) can be answered by contacting 1-800-447-8663.

REDEMPTIONS

 A. BY CONTACTING YOUR ACCOUNT EXECUTIVE

  Instruct your Account Executive to order a withdrawal from your fund account and forward payment to you or your designee with a Stone & Youngberg check.

 B. BY SWEEP

  Stone & Youngberg's sweep arrangement moves money from your money market ac-count to cover purchases in your Stone & Youngberg brokerage account.

 C. BY CHECK-WRITING

  With this service, you may write checks made payable to any payee in the amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First you must fill out the Signature Card which is located on the previous page of this pro-spectus. There is no separage charge for the check-writing service. The check-writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. All check ordering must be handled through Stone & Youngberg.

--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Fund is calculated by taking the sum of the value of that Fund's investments (amor-tized cost value is used for this purpose) and any cash or other assets, sub-tracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

  TIMING OF INVESTMENTS AND REDEMPTIONS. The Funds have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon.

  During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 7 of this prospectus. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Neither the Funds nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

  Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

  DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of that Fund of record via automatic investment in additional full and fractional shares of that Fund in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in its net asset value and are not included in net income.

  Distributions to you out of tax-exempt interest income earned by AMT-Cali-fornia are not subject to Federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal indi-vidual and corporate AMT. Distributions to residents of California out of in-come earned by the California Portfolio from California municipal securities are exempt from California personal income taxes. Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year just ended.

  THE ADVISER. Each Fund retains Alliance Capital Management L. P., 1345 Ave-nue of the Americas, New York, NY 10105 under separate Advisory Agreements to provide investment advice and, in general, to supervise its management and in-vestment program, subject to the general control of the Trustees of each Fund. For the fiscal year ended June 30, 1995, ATR and AMT-California, each paid the Adviser an advisory fee at an annual rate of .38 and .50 of 1%, respectively, of the average daily value of the respective Portfolio's net assets.

  Under a Distribution Services Agreement (the "Agreement"), each Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate av-erage daily net assets. For the fiscal year ended June 30, 1995, AMT-Califor-nia paid the Adviser a distribution services fee at an annual rate of .17 of 1% of the average daily value of the net assets of the Portfolio. For the pe-riod June 30, 1995, the Adviser waived the distribution fee for ATR. Substan-tially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depos-itory institutions for administrative and accounting services provided to the Funds, with any remaining amounts being used to partially defray other ex-penses incurred by the Adviser in distributing the Funds' shares. The Funds believe that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Funds or their shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

  The Adviser will reimburse each Fund to the extent that aggregate operating expenses of that Fund (including the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

  CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Com-pany, P.O. Box 1912, Boston, MA 02105, is the Funds' Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Funds' Transfer Agent and Distributor, respectively.

  FUND ORGANIZATION. Alliance Government Reserves (not offered by this pro-spectus) and ATR are series of Alliance Government Reserves which is a diver-sified open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in December 1978. AMT-California is a non-diversified series of Alliance Municipal Trust, which is also an open-end management investment company registered under the 1940 Act consisting of six other series not offered by this prospectus. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since its formation in January 1983. Each Fund's activities are supervised by its Trustees. Normally, shares of each series of Alliance Municipal Trust and Alliance Government Reserves are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that share-holder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

  REPORTS. You receive semi-annual and annual reports for your Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

  Since this prospectus sets forth information about all the Funds, it is the-oretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this prospectus extends only to the disclosure relating to that Fund.

                           [LOGO] STONE & YOUNGBERG
                                  Establihsed 1931






                                  50 CALIFORNIA STREET

                                  SAN FRANCISCO, CA  94111

                                  415 981 1314


                                  15260 VENTURA BOULEVARD

                                  SHERMAN OAKS, CA 91403

                                  818 789 2663


                                  4350 LA JOLLA VILLAGE DRIVE

                                  SAN DIEGO, CA 92122

                                  619 452 0504